Exhibit 99

Taubman Centers, Inc.	T 248.258.6800

200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

Taubman Centers, Inc. to Temporarily Close Shopping Centers in
Response to COVID-19

Closures will be effective from the end of business on
March 19 through March 29 or later if required by state or local government

BLOOMFIELD HILLS, Mich., March 19, 2020 - Taubman Centers, Inc. (NYSE: TCO) today announced the temporary closures of all but two of the company’s U.S. shopping centers in response to COVID-19. The closures will be effective at the close of business on March 19 and will continue through March 29, or later if required by state or local government.

“After numerous discussions with state and local officials, we will temporarily cease operations in all but two centers this evening,” said the company’s Chairman, President and CEO Robert S. Taubman. “We are clearly in unprecedented times and this is right decision for our shoppers, retailers, employees and these communities.”

Following is the list of malls that will temporarily close:

California
Beverly Center (Los Angeles)
Sunvalley Shopping Center (Concord)
The Gardens on El Paseo (Palm Desert)

Colorado
Cherry Creek Shopping Center (Denver)

Connecticut
Stamford Town Center (Stamford)
Westfarms Mall (West Hartford)

Florida
Dolphin Mall (Miami)
International Plaza (Tampa)
The Mall at University Town Center (Sarasota)

Michigan
Great Lakes Crossing Outlets (Auburn Hills)
Twelve Oaks Mall (Novi)

New Jersey
The Mall at Short Hills (Short Hills)

Puerto Rico
The Mall of San Juan (San Juan)

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Tennessee
The Mall at Green Hills (Nashville)

Utah
City Creek Center (Salk Lake City)

Virginia
Fair Oaks Mall (Fairfax)

In some markets, restaurants or other tenants with exterior public entrances at enclosed malls may stay open at their discretion, as and to the extent permitted by law. Businesses with entrances inside of the mall will be closed.

Tenants at the company’s open-air, street-front retail centers - Country Club Plaza (Kansas City, Mo.) and International Market Place (Waikiki, Hawaii) - may continue to operate.

Taubman and The Forbes Company together own the following Florida centers that temporarily closed starting today, March 19, and will remain closed until at least March 29: Waterside Shops (Naples), The Mall at Millenia (Orlando) and The Gardens Mall (Palm Beach Gardens). Some full-service restaurants may remain open for takeout. These centers are managed by The Forbes Company.

Asia Centers
In Asia, the company operates three shopping centers - CityOn.Xi’an (Xi’an, China) and CityOn.Zhengzhou (Zhengzhou, Henan, China) in China and Starfield Hanam (Hanam, South Korea). In response to COVID-19, CityOn.Xi’an was closed for 34 days and reopened on February 29. CityOn.Zhengzhou was closed for 10 days and reopened on February 27. Starfield Hanam never closed due to the virus and remains in operation. The company continues to comply with the highest standards of public safety in Asia.

About Taubman
Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 26 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman’s U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Founded in 1950, Taubman is headquartered in Bloomfield Hills, Mich. Taubman Asia, founded in 2005, is headquartered in Hong Kong. www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,”, “we”, “us”, “our”, “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

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This press release contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by Taubman’s shareholders; the risk that a condition to closing of the transaction may not be satisfied; Simon’s and Taubman’s ability to consummate the transaction; the possibility that the anticipated benefits from the transaction will not be fully realized; the ability of Taubman to retain key personnel and maintain relationships with business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Simon and Taubman operate, as detailed from time to time in each of Simon’s and Taubman’s reports filed with the SEC. There can be no assurance that the transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Taubman’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Taubman cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, shareholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Taubman or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Taubman does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information and Where to Find It
This communication is being made in respect of the proposed transaction involving Taubman and Simon. In connection with the proposed transaction, Taubman intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Taubman will mail the definitive proxy statement and a proxy card to each shareholder of Taubman entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Taubman may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF TAUBMAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TAUBMAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAUBMAN AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by TAUBMAN with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Taubman’s website (www.taubman.com).

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Participants in the Solicitation
Taubman and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Taubman in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding Taubman’s directors and executive officers is also included in the Taubman’s proxy statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019, or its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019. These documents are available free of charge as described above.

CONTACTS:

Maria Mainville, Taubman, Director, Strategic Communications
248-258-7469 or mmainville@taubman.com

Erik Wright, Taubman, Manager, Investor Relations
248-258-7390 or ewright@taubman.com